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                                                                     Exhibit 21

                            MAGELLAN HEALTH SERVICES, INC.
                               SUBSIDIARY CORPORATIONS
                                  September 30, 1997

The following corporations are all of the direct or indirect subsidiary corporations of Magellan Health Services, Inc., a Delaware corporation. Magellan Health Services, Inc. directly or indirectly owns all of the outstanding voting securities of such subsidiaries except where noted.

Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:

Care Management Resources, Inc.(1)                         Florida

Charter Advantage, LLC                                     Delaware

    Subsidiaries:

    Charter Call Center, Inc.                              Delaware

    Charter Call Center of Texas, Inc.                     Delaware

    Charter Managed Care Services, LLC                     Delaware

Charter Behavioral Corporation                             Delaware

    Subsidiary:

    Charter System, LLC                                    Delaware

Charter Behavioral Health Systems, Inc.                    Delaware

    Subsidiaries:

    Behavioral Health Systems of Indiana, Inc.             Indiana

    Beltway Community Hospital, Inc.                       Texas

    Blue Grass Physician Management Services, Inc.         Kentucky

    C.A.C.O. Services, Inc.                                Ohio

    CCM, Inc.(2)                                           Nevada

    Charter of Alabama, Inc.                               Alabama

---------------
(1) 85% owned by Magellan Health Services, Inc.

(2) 50% owned by Charter Behavioral Health Systems, Inc.; 50% owned by CMCI,
    Inc.

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Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:


    Charter Alvarado Behavioral Health System, Inc.        California

    Charter Asheville Behavioral Health System, Inc.       North Carolina

    Charter Augusta Behavioral Health System, Inc.         Georgia

    Charter Bay Harbor Behavioral Health System, Inc.      Florida

    Charter Behavioral Health Systems, LLC (3)             Delaware

    Charter Behavioral Health System of Athens, Inc.       Georgia

    Charter Behavioral Health Systems of Atlanta, Inc.     Georgia

    Charter Behavioral Health System of Austin, Inc.       Texas

    Charter Behavioral Health System of Baywood, Inc.      Texas

    Charter Behavioral Health System of Bradenton, Inc.    Florida

         Subsidiary:

         Charter Behavioral Health System at Manatee
         Adolescent Treatment Services, Inc.               Florida

    Charter Behavioral Health System of Central Georgia,
    Inc.                                                   Georgia

    Charter Behavioral Health System of Central Virginia,
    Inc.                                                   Virginia

         Subsidiary:

         Mental Healthsource, L.L.C.(4)

    Charter Behavioral Health System of Charleston, Inc.   South Carolina

    Charter Behavioral Health System of Charlottesville,
    Inc.                                                   Virginia

    Charter Behavioral Health System of Chicago, Inc.      Illinois

    Charter Behavioral Health System of Chula Vista, Inc.  California

----------------
(3) 50% owned by Charter Behavioral Health Systems, Inc.

(4) 50% owned by Charter Behavioral Health System of Central Virginia, Inc.


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Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:


    Charter Behavioral Health System of Columbia, Inc.     Missouri

    Charter Behavioral Health System of Corpus Christi,
    Inc.                                                   Texas

    Charter Behavioral Health System of Dallas, Inc.       Texas

    Charter Behavioral Health System of Delmarva, Inc.     Maryland

    Charter Behavioral Health System at Fair Oaks, Inc.    New Jersey

    Charter Behavioral Health System of Fort Worth, Inc.   Texas

    Charter Behavioral Health System at Hidden Brook,
    Inc.                                                   Maryland

    Charter Behavioral Health System of Jackson, Inc.      Mississippi

    Charter Behavioral Health System of Jacksonville,
    Inc.                                                   Florida

    Charter Behavioral Health System of Kansas City, Inc.  Kansas

    Charter Behavioral Health System of Lafayette, Inc.    Louisiana

         Subsidiary:

         The Charter Cypress Behavioral Health System,
         L.L.C.(5)                                         Tennessee

    Charter Behavioral Health System of Lake Charles,
    Inc.                                                   Louisiana

    Charter Behavioral Health System at Los Altos, Inc.    California

    Charter Behavioral Health System of Massachusetts,
    Inc.                                                   Massachusetts

         Subsidiary:

         Westwood/Pembroke Health System Limited
         Partnership (6)                                   Massachusetts

    Charter Behavioral Health System of Mississippi,
    Inc.                                                   Mississippi

--------------
(5) 50% owned by Charter Behavioral Health System of Lafayette, Inc.

(6) 95% owned by Charter Behavioral Health System of Massachusetts, Inc.

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Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:

    Charter Behavioral Health System of Mobile, Inc.       Alabama

    Charter Behavioral Health System of Nashua, Inc.       New Hampshire

    Charter Behavioral Health System of Nevada, Inc.       Nevada

    Charter Behavioral Health System of New Mexico, Inc.   New Mexico

         Subsidiary:

         The Charter Heights Behavioral Health System
         Limited Partnership (7)                           Delaware

    Charter Behavioral Health System of Northwest
    Arkansas, Inc.                                         Arkansas

    Charter Behavioral Health System of Paducah, Inc.      Kentucky

    Charter Behavioral Health System at Potomac Ridge,
    Inc.                                                   Maryland

         Subsidiary:

         Charter Behavioral Health System of Maryland,
         Inc.                                              Maryland

    Charter Behavioral Health of Puerto Rico, Inc.         Georgia

    Charter Behavioral Health System of San Jose, Inc.     California

    Charter Behavioral Health System of Texarkana, Inc.    Arkansas

    Charter Behavioral Health System of Toledo, Inc.       Ohio

    Charter Behavioral Health System of Tucson, Inc.       Arizona

    Charter Behavioral Health System of Visalia, Inc.      California

    Charter Behavioral Health System of Waverly, Inc.      Minnesota

    Charter Behavioral Health System of Winston-Salem,
    Inc.                                                   North Carolina

    Charter Behavioral Health System of Yorba Linda, Inc.  California

--------------------
(7) 67% owned by Charter Behavioral Health System of New Mexico, Inc.

                                          4
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Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:

    Charter-By-The-Sea Behavioral Health System, Inc.      Georgia

    Charter Canyon Behavioral Health System, Inc.          Utah

    Charter Canyon Springs Behavioral Health System, Inc.  California

    Charter Centennial Peaks Behavioral Health System,
    Inc.                                                   Colorado

    Charter Community Hospital, Inc.                       California

    Charter Contract Services, Inc.                        Georgia

    Charter Cove Forge Behavioral Health System,
    Inc.                                                   Pennsylvania

    Charter Fairmount Behavioral Health System, Inc.       Pennsylvania

    Charter Fenwick Hall Behavioral Health System, Inc.    South Carolina

    Charter Financial Offices, Inc.                        Georgia

    Charter Forest Behavioral Health System, Inc.          Louisiana

    Charter Grapevine Behavioral Health System, Inc.       Texas

         Subsidiary:

         Metroplex Behavioral Healthcare Services, Inc.    Texas

    Charter Greensboro Behavioral Health System, Inc.      North Carolina

    Charter Health Management of Texas, Inc.               Texas

    Charter Hospital of Columbus, Inc.                     Ohio

    Charter Hospital of Denver, Inc.                       Colorado

    Charter Hospital of Ft. Collins, Inc.                  Colorado


    Charter Hospital of Laredo, Inc.                       Texas

    Charter Hospital of Mobile, Inc.                       Alabama

    Charter Hospital of Santa Teresa, Inc.                 New Mexico

    Charter Hospital of St. Louis, Inc.                    Missouri

                                          5
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Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:

         Subsidiary:

         Charter Hospital of Miami, Inc.                   Florida

    Charter Hospital of Torrance, Inc.                     California

    Charter Indiana BHS Holding, Inc.                      Indiana

         Subsidiaries (8)

         The Charter Arbor Indy Behavioral Health
         System, LLC                                       Delaware

         The Charter Beacon Behavioral Health System,
         LLC                                               Delaware

         The Charter Behavioral Health System of
         Evansville, LLC                                   Delaware

         The Charter Behavioral Health System of
         Jefferson, LLC                                    Delaware

         The Charter Behavioral Health System of Michigan
         City, LLC                                         Delaware

         The Charter Behavioral Health System of
         Northwest Indiana, LLC                            Delaware

         The Charter Indianapolis Behavioral Health
         System, LLC                                       Delaware

         The Charter Lafayette Behavioral Health
         System, LLC                                       Delaware

         The Charter South Bend Behavioral Health
         System, LLC                                       Delaware

         The Charter Terre Haute Behavioral Health
         System, LLC                                       Delaware

    Charter Lakehurst Behavioral Health System, Inc.       New Jersey

    Charter Lakeside Behavioral Health System, Inc.        Tennessee

---------------
(8) Each Delaware limited liability company listed below is 95% owned by Charter Indiana BHS Holding, Inc. and 5% owned by Behavioral Health Systems of Indiana, Inc.

                                          6
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Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:

         Subsidiary:

         Charter Lakeside Behavioral Health Network, Inc.  Tennessee

    Charter Laurel Heights Behavioral Health System, Inc.  Georgia

    Charter Linden Oaks Behavioral Health System, Inc.     Illinois

         Subsidiary:

         Naperville Psychiatric Ventures (9)               Illinois

    Charter Little Rock Behavioral Health System, Inc.     Arkansas

    Charter Louisiana Behavioral Health System, Inc.       Louisiana

    Charter Louisville Behavioral Health System, Inc.      Kentucky

    Charter Managed Care Sales and Services, Inc.          Georgia

    Charter Meadows Behavioral Health System, Inc.         Maryland

    Charter Medical - California, Inc.                     Georgia

         Subsidiary:

         Charter Behavioral Health System of Northern
         California, Inc.                                  California

    Charter Medical (Cayman Islands) Ltd                   Cayman Islands

    Charter Medical - Clayton County, Inc.                 Georgia

    Charter Medical - Cleveland, Inc.                      Texas

    Charter Medical of East Valley, Inc.                   Arizona

    Charter Medical of England Limited                     United Kingdom

    Charter Medical Information Services, Inc.             Georgia

    Charter Medical International, Inc.                    Cayman Islands

    Charter Medical International, S.A., Inc.              Nevada

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(9) 75% owned by Charter Linden Oaks Behavioral Health System, Inc.

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Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:

         Subsidiary:

         Societe Anonyme De La Metairie                    Switzerland

    Charter Medical International Services, Inc.           Cayman Islands

    Charter Medical Leasing Limited                        United Kingdom

    Charter Medical - Long Beach, Inc.                     California

    Charter Medical - New York, Inc.                       New York

    Charter Medical of North Phoenix, Inc.                 Arizona

    Charter Medical of Puerto Rico, Inc.                   Commonwealth of
                                                           Puerto Rico


    Charter Milwaukee Behavioral Health System, Inc.       Wisconsin

    Charter Mission Viejo Behavioral Health System, Inc.   California

    Charter MOB of Charlottesville, Inc.                   Virginia

    Charter North Behavioral Health System, Inc.           Alaska

    Charter North Counseling Center, Inc.                  Alaska

    Charter North Star Behavioral Health System,
    L.L.C.(10)                                             Tennessee

    Charter Northbrooke Behavioral Health System, Inc.     Wisconsin

    Charter Northridge Behavioral Health System, Inc.      North Carolina

         Subsidiary:

         Holly Hill/Charter Behavioral Health System,
         L.L.C.(11)                                        Tennessee

    Charter Oak Behavioral Health System, Inc.             California

    Charter Palms Behavioral Health System, Inc.           Texas

    Charter Park Hospital Limited                          United Kingdom

    Charter Peachford Behavioral Health System, Inc.       Georgia

--------------
(10)     57% owned by Charter Behavioral Health Systems, Inc.

(11)     50% owned by Charter Northridge Behavioral Health System, Inc.


                                          8
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Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:

    Charter Pines Behavioral Health System, Inc.           North Carolina

    Charter Plains Behavioral Health System, Inc.          Texas

    Charter - Provo School, Inc.                           Utah

    Charter Real Behavioral Health System, Inc.            Texas

    Charter Ridge Behavioral Health System, Inc.           Kentucky

    Charter Rivers Behavioral Health System, Inc.          South Carolina

    Charter Rockford Behavioral Health System, Inc.        Delaware

    Charter San Diego Behavioral Health System, Inc.       California

    Charter Sioux Falls Behavioral Health System, Inc.     South Dakota

    Charter Springs Behavioral Health System, Inc.         Florida

    Charter Springwood Behavioral Health System, Inc.      Virginia

    Charter Suburban Hospital of Mesquite, Inc.            Texas


    Charter Talbott Behavioral Health System, Inc.         Georgia
         Subsidiary:

         Charter Behavioral Health System of Savannah,
         Inc.                                              Georgia

    Charter Thousand Oaks Behavioral Health System, Inc.   California

    Charter Westbrook Behavioral Health System, Inc.       Virginia

         Subsidiary:
         CPS Associates, Inc.                              Virginia

    Charter White Oak Behavioral Health System, Inc.       Maryland

    Charter Wichita Behavioral Health System, Inc.         Kansas

    Charter Woods Behavioral Health System, Inc.           Alabama

    CMSF, Inc.                                             Florida


                                          9
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Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:


    Desert Springs Hospital, Inc.                          Nevada

         Subsidiaries:

         CMCI, Inc.                                        Nevada

         CMFC, Inc.                                        Nevada

    Employee Assistance Services, Inc.                     Georgia

    Florida Health Facilities, Inc.                        Florida

    Golden Isle Assurance Company Ltd.                     Bermuda

    Gulf Coast EAP Services, Inc.                          Alabama

    Hospital Investors, Inc.                               Georgia

    Mandarin Meadows, Inc.                                 Florida

    NEPA - Massachusetts, Inc.                             Massachusetts

    NEPA - New Hampshire, Inc.                             New Hampshire

    Pacific - Charter Medical, Inc.                        California

         Subsidiary:

         Charter Behavioral Health System of the Inland
         Empire, Inc.                                      California

    Plymouth Insurance Company, Ltd.                       Bermuda

    Schizophrenia Treatment and Rehabilitation, Inc.       Georgia

    Sistemas De Terapia Respiratoria S.A., Inc.            Georgia

    Southeast Behavioral Systems, Inc.                     Georgia

    Strategic Advantage, Inc.                              Minnesota


    Western Behavioral Systems, Inc.                       California

Green Spring Health Services, Inc.(12)                     Delaware

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(12)     61% owned by Magellan Health Services, Inc.


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

Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:

    Subsidiaries:

    Advantage Behavioral Systems, Inc.                     Pennsylvania

    AdvoCare of Tennessee, Inc.                            Tennessee

         Subsidiary:

         Premier Holdings, Inc.                            Tennessee

              Subsidiary:

              Premier Behavioral Systems of Tennessee,
              LLC (13)                                     Tennessee

    Ceres, LLC (14)                                        Oregon

    Green Spring Health Services of Michigan, Inc.         Michigan

    Green Spring Mental Health Services of New Jersey,
    Inc.                                                   New Jersey

    Green Spring of Pennsylvania, Inc.                     Pennsylvania

    Group Practice Affiliates, Inc.                        Delaware

         Subsidiaries:

         GMV, LLC (15)                                     Virginia

         Capital Area PsySystems, Inc.(16)                 Texas

         GPA Arizona, Inc.                                 Arizona

         GPA Pennsylvania, Inc.                            Pennsylvania

         Integrated Behavioral Care, Inc.(17)              Virginia

         Novapsy Clinic, LLC (18)                          Virginia

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(13)     Approximately 33% owned by Premier Holdings, Inc.

(14)     95% owned by Green Spring Health Services, Inc.

(15)     50% owned by Group Practice Affiliates, Inc.

(16)     50% owned by Group Practice Affiliates, Inc.

(17)     50% owned by Group Practice Affiliates, Inc.

(18)     50% owned by Group Practice Affiliates, Inc.


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Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:

         Pacific Behavioral Management, LLC (19)           California

    Managed Care Services Mainstay of Central
    Pennsylvania, Inc.                                     Pennsylvania

    Maryland Health Partners, LLC (20)                     Maryland

    Maschhoff, Barr & Associates, Inc.                     Washington

Magellan Executive Corporation                             Delaware

Magellan Public Solutions, Inc.                            Delaware

    Subsidiaries:

    Magellan Public Network, Inc.                          Delaware

         Subsidiaries:

         Correctional Behavioral Solutions, Inc.           Delaware

              Subsidiaries:

              Correctional Behavioral Solutions of
              Indiana, Inc.                                Indiana

              Correctional Behavioral Solutions of New
              Jersey, Inc.                                 New Jersey

              Correctional Behavioral Solutions of Ohio,
              Inc.                                         Ohio

         National Mentor, Inc.                             Delaware

              Subsidiaries:

              Illinois Mentor, Inc.                        Illinois

              Massachusetts Mentor, Inc.                   Massachusetts

              National Mentor Healthcare, Inc.             Massachusetts

              Ohio Mentor, Inc.                            Ohio

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(19) 70% owned by Group Practice Affillates, Inc.

(20)     50% owned by Green Spring Health Services, Inc.

                                          12
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Name of Corporation:                                       State/Jurisdiction
                                                           of Incorporation:


              South Carolina Mentor, Inc.                  South Carolina

              Wisconsin Mentor, Inc.                       Wisconsin

    Magellan Public Solutions of Ohio, Inc.                Ohio









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